                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

                             (Amendment No. __)

Filed by the Registrant    /X/

File by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                    Alliance Municipal Income Fund, Inc.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-
         11.

         (1)  Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.

/   /    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Dated Filed:

                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                           Alliance Municipal Income Fund, Inc.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
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                                                               October 26, 1999

To the Stockholders of the California and New York Portfolios of Alliance Municipal Income Fund, Inc. (the "Fund"):

  The accompanying Notice of Special Meeting of Stockholders and Proxy Statement present to the stockholders of the California and New York Portfolios of the Fund (the "Portfolios") a proposal to be considered at a Special Meeting of the Stockholders to be held on December 8, 1999, to approve a change in each Portfolio's investment policies eliminating the requirement that each Portfolio invest principally in securities paying interest subject to the federal alternative minimum tax ("AMT"). Your Board of Directors recommends that you vote to approve the proposal.

  As you know, the Portfolios were designed by Alliance Capital Management L.P. to seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk. Each Portfolio has a fundamental policy, dating from the Fund's inception in 1987, requiring the Portfolio to invest at least 65% of its total assets in securities paying interest subject to the AMT ("AMT-Subject Bonds"). The proposed change to the Portfolios' fundamental investment policies would remove this requirement, thus enabling the Portfolios to make increased investments in securities wholly exempt from federal, state and local tax, including the AMT. The change is being recommended by Alliance to benefit shareholders by providing the Portfolios with increased latitude to invest in whatever combination of AMT-Subject Bonds and other municipal securities is deemed by Alliance most likely to achieve the Portfolio's investment objective.

  Stockholder approval and implementation of the proposal by one Portfolio is independent of stockholder approval and implementation of the proposal by the other Portfolio.

  Your Board of Directors urges you to read the enclosed Proxy Statement carefully. We welcome your attendance at the Special Meeting of Stockholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly, in order to spare the Fund additional solicitation expenses.

                                          Sincerely,

                                          John D. Carifa
                                          Chairman of the
                                           Board of Directors
                                           and President

                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                           Alliance Municipal Income Fund, Inc.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               December 8, 1999

To the Stockholders of the California and New York Portfolios of Alliance Municipal Income Fund, Inc.:

  Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of the California and New York Portfolios (the "Portfolios") of Alliance Municipal Income Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on December 8, 1999 at 11:00 a.m., for the following purpose, which is more fully described in the accompanying Proxy Statement dated October 26, 1999:

  1. To approve a proposal to change a fundamental investment policy of each Portfolio to remove the requirement that the Portfolio invest at least 65% of its total assets in securities paying interest subject to the federal alternative minimum tax.

  2. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on October 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
October 26, 1999

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                            YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

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(R)This registered service mark used under license from the owner, Alliance
Capital Management L.P.

                                PROXY STATEMENT

                     ALLIANCE MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS

                               December 8, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Municipal Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Stockholders of the California and New York Portfolios (the "Portfolios") of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on December 8, 1999 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and a Proxy Card are being mailed to stockholders on October 26, 1999.

  The Board of Directors has fixed the close of business on October 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of the Proposal set forth in the Notice of the Meeting. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that it has not received instructions to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by such a proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business. These shares, not being cast, will not affect the outcome of matters required to be determined by a majority of the votes cast. With respect to any proposal the adoption of which would require the affirmative vote of a specified proportion of shares, an abstention or broker non-vote would have the effect of a "No" vote. If any proposals other than the Proposal properly come before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  A quorum for the Meeting will consist of one-third of the issued and outstanding shares entitled to vote. Whether or not a quorum exists, if sufficient votes in favor of the Proposal are not received by the Meeting, the persons named as proxies may, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting and further solicitation of proxies may then be made. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment of the Meeting.

  Under the Investment Company Act of 1940 (the "Act"), as to each Portfolio approval of the Proposal requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of that Portfolio present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of that Portfolio are present or represented by proxy, and (ii) more than 50% of the outstanding voting securities of that Portfolio.

  The only voting securities of each Portfolio are its outstanding shares of Class A, Class B and Class C common stock.

                                                Outstanding Voting Shares
                                                 as of October 15, 1999
                                         ---------------------------------------
                                         California Portfolio New York Portfolio
                                         -------------------- ------------------
Class A.................................           64,316,564         23,720,805
Class B.................................           21,240,155         11,982,454
Class C.................................           15,066,460          5,142,607


  Stockholder approval and implementation of the Proposal with respect to one Portfolio is independent of stockholder approval and implementation of the Proposal with respect to the other Portfolio. If the Proposal is approved by the stockholders of a Portfolio, that Portfolio's fundamental investment policy mandating that the Portfolio invest at least 65% of its total assets in securities paying interest subject to the federal alternative minimum tax will be removed.

  As of October 15, 1999, the Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares of any class of common stock of the Fund.

                                   PROPOSAL

  TO CHANGE THE FUNDAMENTAL INVESTMENT POLICIES OF THE CALIFORNIA AND NEW YORK PORTFOLIOS OF THE FUND TO REMOVE THE REQUIREMENT THAT EACH PORTFOLIO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN SECURITIES PAYING INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

Introduction

  The Board of Directors of the Fund has approved, and recommended to the stockholders of the California and New York Portfolios for their approval, a proposal to modify the fundamental investment policies of the Portfolios to remove the requirement that each Portfolio invest at least 65% of its total assets in securities paying interest subject to the federal alternative minimum tax ("AMT-Subject Bonds"). If the stockholders of a Portfolio approve the Proposal, that Portfolio would no longer be required to invest a minimum portion of its assets in AMT-Subject Bonds. The proposal was initiated by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), and unanimously approved on October 13, 1999 during a Special Meeting of the Board of Directors.

Reasons for the Proposed Change

  At the Special Meeting, the Adviser noted to the Board of Directors that each Portfolio has an investment policy, originating from the time of its inception in 1987, effectively mandating that at least 65% of its total assets be invested in AMT-Subject Bonds. In addition, the Adviser noted that the Portfolios' original design was a response to the Tax Reform Act of 1986, which created the federal alternative minimum tax ("AMT"). The act distinguished between municipal securities issued to finance certain specified types of private activities, the interest on which generally is subject to the AMT, and other municipal securities, the interest on which generally is not subject to the AMT. The Adviser noted that in 1987 it was widely anticipated that because of the tax liability associated with ownership of AMT-Subject Bonds by taxpayers subject to the AMT, these bonds would generally provide meaningfully higher yields than other municipal securities of comparable quality and maturity. The Portfolios' emphasis on AMT-Subject Bonds was intended to garner those anticipated higher yields, an investment strategy that was expected to appeal to investors not subject to AMT. As a consequence, the Portfolios' investment policies were written to mandate a minimum investment in AMT-Subject Bonds.

  Initially, AMT-Subject Bonds in fact did tend to outyield comparable other municipal securities. However, in the years following 1987 this yield differential has largely eroded. In addition, in more recent years, the supply of AMT-Subject Bonds has diminished relative to the supply of other municipal securities (and, in the Adviser's view, is likely to continue to do so).

  The Adviser informed the Directors that, in its view, as a consequence of the foregoing changes in the municipal bond markets, it was now appropriate to remove the mandatory requirement that the Portfolios invest a minimum proportion of their respective portfolio assets in AMT-Subject Bonds. Each Portfolio would then be able to invest in whatever combination of AMT-Subject Bonds and other municipal securities the Adviser believes is most likely to achieve the Portfolio's investment objective. Additionally, the Adviser noted that it believes that the proposed revisions will enable the Portfolios to maintain their current investment style and portfolio characteristics over time, notwithstanding the gradually diminishing relative significance of AMT-Subject Bonds in the marketplace. The Adviser expects that this change will have no meaningful effect on the Portfolios' earning power or distribution rates inasmuch as the yield spread between AMT-Subject Bonds and other municipal securities is now minimal, or, in may cases, non-existent.

  For these reasons, at the Special Meeting of the Board of Directors, the Adviser stated its belief that it is now appropriate to remove the requirement that each Portfolio invest a minimum amount of its assets in AMT-Subject Bonds.

  If the Proposal is approved by the stockholders of a Portfolio, changes in the Portfolio's asset composition would begin to be implemented shortly thereafter. It is expected that these changes will be effected in the ordinary course and without any increased transaction costs to the Portfolio. Stockholder approval and implementation of the Proposal with respect to one Portfolio is independent of stockholder approval and implementation of the Proposal with respect to the other Portfolio.

  The Board of Directors of the Fund recommends that the stockholders of the Portfolios vote FOR the Proposal to remove the requirement that each Portfolio invest at least a specified portion of its assets in securities paying interest subject to the alternative minimum tax.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  The investment adviser of the Fund is Alliance Capital Management L.P. and the principal underwriter of shares of the Fund is Alliance Fund Distributors, Inc., each with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                            MEETING OF STOCKHOLDERS

  Under the current By-Laws of the Fund, annual meetings of stockholders are required to be held only when necessary under the Act to elect Directors (for example, when fewer than a majority of the Fund's Directors have been selected by the stockholders). It is therefore likely that stockholder meetings will not be held on an annual basis. A stockholder proposal intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made (or such earlier date as may be specified by an advance notice provision in the Fund's By-Laws) in order to be included in the proxy statement and form of proxy card related to such meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

  The persons named as proxies for the next annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting. These persons will not have this authority if the Fund receives notice of the matter by a reasonable time before the solicitation relating to the meeting is made (or such earlier date as may be specified by an advance notice provision in the Fund's By-Laws). If the Fund receives timely notice, these persons will not have this authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish to each person to whom the proxy statement is delivered a copy of the Fund's latest annual report to stockholders and any succeeding semi-annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Anthony J. Tammaro at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

October 26, 1999
New York, New York

TABLE OF
CONTENTS                                                                   Page
--------------------------------------------------------------------------------
Introduction...............................................................   1
Proposal: To Change the Fundamental Investment Policies of the California
 and New York Portfolios of the Fund to Remove the Requirement that each
 Portfolio Invest at Least 65% of its Total Assets in Securities Paying
 Interest Subject to the Federal Alternative Minimum Tax...................   2
Other Matters..............................................................   4
Submission of Proposals for the Next Annual Meeting of Stockholders........   4
Reports to Stockholders....................................................   4

                               Alliance Municipal
                               Income Fund, Inc.


--------------------------------------------------------------------------------

                          [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------
NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
December 8, 1999

PROXY                                                       PROXY
              ALLIANCE MUNICIPAL INCOME FUND, INC.
                CALIFORNIA OR NEW YORK PORTFOLIOS

Proxy in connection with the Special Meeting of Stockholders of the California and New York Portfolios (the "Portfolios") to be held on December 8, 1999

            THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF THE FUND

The undersigned stockholder of Alliance Municipal Income Fund, Inc. (the "Fund") hereby appoints Mr. Daniel Ho and Ms. Carol H. Rappa, and each of them, as proxies, each with the full power to appoint his/her substitute, and authorizes each of them to attend the Special Meeting of Stockholders of the Portfolios of the Fund to be held at 11:00 a.m., Eastern Standard Time, on December 8, 1999 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and any postponement or adjournment thereof, and thereat to cast as indicated hereon on behalf of the undersigned all votes that the undersigned is entitled to cast and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement.

VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-597-7836
CONTROL NUMBER: 999 9999 9999 999

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

______________________________________________
Signature

______________________________________________
Signature (if held jointly)

________________________________________, 1999
Date

SEE ENCLOSED INSERT FOR INSTRUCTIONS TO VOTE BY PHONE OR INTERNET

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted "FOR" Proposal One and "FOR" any adjournment of the Special Meeting with respect to Proposal One in the event that sufficient votes in favor of the proposal are not received prior to the Special Meeting.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.    Example: /X/

                                          FOR    AGAINST ABSTAIN
1.  Approval of the proposal to change    /  /    /  /    /  /
    a fundamental investment policy of
    the Portfolio to remove the
    requirement that the Portfolio
    invest at least 65% of its total
    assets in securities paying
    interest subject to the federal
    alternative minimum tax.


2.  In their discretion, on all such
    other matters as may properly come
    before the Special Meeting or any
    postponements or adjournments
    thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE OR RESPOND VIA PHONE OR INTERNET
























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